UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

ARES CAPITAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

S23574-LTR S413255-LTR Dear Fellow Stockholder: We are pleased to inform you that we are now preparing for our upcoming Special Meeting of Stockholders, which will be held on August 4, 2022. We must successfully complete this year’s Special Meeting of Stockholders proxy process in advance of the date of the meeting in order to not adjourn the Special Meeting of Stockholders. Enclosed are the proxy materials specific to the special meeting. Please review them carefully. Please respond to the proxy solicitation by voting in favor of the proposal described in the proxy materials by calling 1-877-864-5060. Failure to obtain the required votes for all of the proposals will cause the meeting to be adjourned until all voting requirements are met. SPECIAL MEETING PROXY MATERIAL ENCLOSED - YOUR VOTE IS NEEDED! THREE WAYS TO VOTE PHONE ONLINE MAIL WITHOUT A PROXY CARD Call 1-877-864-5060 Monday to Friday, 9:00 a.m. to 9:00 p.m. ET to speak with a proxy specialist. WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. WWW.PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided.

IMPORTANT SPECIAL MEETING DOCUMENTS ENCLOSED S41325-EPB

GO VOTE IMPORTANT SPECIAL MEETING DOCUMENTS ENCLOSED S41325-EPN

ARES CAPITAL CORPORATION

Special Meeting proxy materials enclosed – Authorize your proxy today.

The **Special Meeting** of Stockholders will be held on August 4, 2022. Whether or not you plan to attend, your vote is very important. **You can authorize a proxy to vote your shares by internet, telephone, or mail.**

Simply follow the instructions on the enclosed form. For your convenience, we've highlighted where you can find your unique Control Number.



0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number.



0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the voting instruction form for your unique Control Number.

THREE WAYS TO AUTHORIZE YOUR PROXY

ONLINE

WWW.PROXYVOTE.COM
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

PHONE

WITHOUT A PROXY CARD
Call 1-877-864-5060 Monday to Friday, 9:00 a.m. to 9:00 p.m. ET to speak with a proxy specialist.

WITH A PROXY CARD
Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

MAIL

VOTE PROCESSING
Mark, sign and date your ballot and return it in the postage-paid envelope provided.

ARCC - DEF 14A - Ad and Media Materials.docx

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